UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 3, 2005

PHYSIOMETRIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-27956 (Commission File No.)	77-0248588 (IRS Employer Identification No.)

Five Billerica Park 101 Billerica Avenue N. Billerica, MA (Address of Principal Executive Offices)	01862 (Zip Code)

(978) 670-2422

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

                The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure” and Item 2.02, “Disclosure of Results of Operations and Financial Condition.”

On March 3, 2005, Physiometrix, Inc. issued a press release announcing financial results for its fourth fiscal quarter.  The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

                (c) Exhibits.

Exhibit No	Description
Exhibit 99.1	Press Release issued by Physiometrix, Inc. on March 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PHYSIOMETRIX, INC.

By:	/s/ Daniel W. Muehl
Daniel W. Muehl
Vice President and
Chief Financial Officer

Date: March 3, 2005

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release issued by Physiometrix, Inc. on March 3, 2005